SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 21, 2020
Date of Report (Date of earliest event reported)
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UNITY BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

1-12431
(Commission File Number)

22-3282551
(IRS Employer Identification No.)

64 Old Highway 22
Clinton, NJ 08809
(Address of Principal Executive Office)

(908) 730-7630
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operation and Financial Condition

The Registrant issued a press release on January 21, 2020 announcing its earning results for the twelve months ended December 31, 2019. Subsequently after issuing its release, the Company made a revision to its accounting estimates of unconditionally cancelable loans. This change in accounting estimate resulted in a change in certain of the Company's capital ratios.

The Registrant is issuing this Current Report on Form 8-K to correct the capital ratios in the press release furnished by the Company as Exhibit 99.1 with its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 21, 2020. Except for the correction of certain capital ratios, this Form 8-K does not update, modify, or amend any disclosures set forth in the original earnings release.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1Press release issued by the Registrant on February 21, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Date: February 21, 2020
By: /s/ Laureen S. Cook
Laureen S. Cook
SVP and Interim Principal Financial and Accounting Officer

EXHIBIT INDEX

EXHIBIT #    DESCRIPTION

99.1        Press release issued by the Registrant on February 21, 2020